UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08252

CREDIT SUISSE EMERGING MARKETS FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Emerging Markets Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 to April 30, 2007

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2007

(unaudited)

■  CREDIT SUISSE
EMERGING MARKETS FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2007; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risk, including loss of your investment.

Credit Suisse Emerging Markets Fund

Semiannual Investment Adviser's Report

April 30, 2007 (unaudited)

  May 18, 2007

Dear Shareholder:

Performance Summary

11/01/06 – 04/30/07

Fund & Benchmark	Performance
Common Class[1]	17.84%
Advisor Class[1]	17.99%
Class A1,2	17.83%
MSCI Emerging Markets Free Index[3]	20.27%

The recent performance for the Fund was attributable to unusually favorable market conditions and may not be repeated or consistently achieved in the future. Performance for the Fund's Class A shares is without the maximum sales charge of 5.75%.2

Market Review: A solid period ending with historical highs

For the semiannual period ended April 30, 2007, emerging markets have generally performed well and China has benefited from growing investor appetite for investments in the region.

Performance was strong in the fourth quarter of 2006, due to a rebound in commodity prices, ample global liquidity and risk appetite. Markets sold off briefly in January and then more substantially in February, following a decline in Chinese A-shares. However, the sell-off has proven to be brief and markets closed the period at historical highs.

Strategic Review and Outlook:

Stock selection in Malaysia (plantations, gaming and finance stocks), Mexico (homebuilders and mining), Turkey (banks) and Russia (banks and selected mining stocks) were the main sources of positive performance, along with the fund's longstanding overweight in Brazil. Stock selection in China (selected banks and property), South Africa (energy), Israel (technology) and Thailand (property) were the primary sources of underperformance, as was a lack of exposure to smaller countries like Poland and Peru which had strong returns over the period.

By region, our biggest overweight is in Latin America. We continue to favor Brazil whose equity market and economy as a whole are expected to benefit from falling real rates. After growth disappointed last year, the economy is showing clearer signs of pick-up, underpinning our bias toward domestics over material stocks. In Mexico, we maintain our broadly neutral position. This is primarily on valuation grounds; however, we still find sectors geared to

Credit Suisse Emerging Markets Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

underlying domestic growth attractive. We maintain positions in smaller markets on stock-specific grounds.

In Asia, we are neutral to slightly underweight. Despite earnings growth surprises and renminbi appreciation, concerns over the policy response and level of speculative activity in Chinese domestic markets leads us to be somewhat cautious short term. However, we are buyers on weakness. In Korea, we have moved to an overweight given the attractive valuations and an improving domestic recovery story. We have added to domestic cyclical names in the consumer and construction sectors. In contrast, Taiwan has remained lackluster despite compelling valuations. News on the tech cycle has disappointed and political noise has kept normally active retail investors on the sidelines. In Southeast Asia, we are underweight the Thai market, given political and regulatory uncertainty. However, we do maintain our preferences for Indonesia and Malaysia, both of which are seeing upward earnings momentum.

In the Eastern Europe, Middle East and Africa (EMEA), we are underweight the smaller markets of Central Europe primarily due to valuation and liquidity barriers to accessing the more vibrant consumer and construction segments at a global level. We have trimmed back our position in South Africa and added to Russia, which has lagged other emerging markets despite robust external conditions and strong domestic growth. Turkey's electoral developments and the announcement of early elections have raised the risk profile of the market and, while neutral overall, we believe that risks are poised to the downside.

Our outlook for emerging markets has not changed substantially since our last report. On balance, we see global conditions to be benign if not as stimulating as in previous years. Growth softening in the U.S. so far appears to be counterbalanced by expansion in Europe and Japan. China's activity indicators continue to surprise on the upside, creating a supportive environment for commodity and energy prices. U.S. rates look likely to be on hold for the near term and non-aggressive elsewhere, maintaining the ample global liquidity conditions that have underpinned risk appetite. Flows, while supportive, have not reached the speculative levels that we saw in early 2006. And, the large deal flows in many markets (Russia, Brazil, China) has been well absorbed by market demand so far.

On the negative side, with many markets and stocks reaching all-time highs, the valuation case for emerging markets is less obvious, even though they are not yet trading at a premium to domestic markets — as was the case in previous bull markets. However, emerging markets could be vulnerable to negative global news like slowing U.S. consumption growth, rising inflation, or another credit event taking place. Another risk is the possibility of a more severe policy response

Credit Suisse Emerging Markets Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

in China. We expect the sort of gradualist measures that have characterized Chinese policy thus far to continue (modest increases in reserve ratios and interest rates). However, an announcement of more specific administrative measures, coinciding with additional negative activity indicators from the U.S., could prompt a growth panic and sell-off in commodities and all cyclical assets.

Finally, while emerging markets will always be susceptible to external events, we believe the outlook for domestic demand over the medium term looks positive. Structural change in many markets (e.g. Turkey, India, Mexico, Brazil) is giving new life to consumer credit growth. Additionally, ambitious infrastructure spending plans and urbanization trends in the developing world have created independent drivers to growth. Some 50% of our universe is dominated by sectors exposed to the local economy, and our portfolios tend to have a domestic bias. We are currently overweight in consumer stocks, transport, construction and construction materials, financials, and infrastructure, and underweight to neutral in global materials and information technology.

The Credit Suisse Emerging Markets Team

Neil Gregson

Annabel Betz

Matthew J.K. Hickman

Stephen Parr

Elizabeth H. Eaton

The Fund may involve a greater degree of risk than other funds that seek capital growth by investing in larger, more-developed markets. International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are heightened for emerging-market investments.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

Credit Suisse Emerging Markets Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Average Annual Returns as of March 31, 20071

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	19.89%	19.82%	4.71%	6.54%	12/30/94
Advisor Class	20.24%	19.86%	4.34%	6.20%	12/30/94
Class A Without Sales Charge	19.91%	19.61%	—	21.30%	11/30/01
Class A With Maximum Sales Charge	13.01%	18.20%	—	19.95%	11/30/01

Average Annual Returns as of April 30, 20071

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Common Class	15.93%	20.69%	4.88%	6.84%	12/30/94
Advisor Class	16.22%	20.73%	4.52%	6.51%	12/30/94
Class A Without Sales Charge	15.92%	20.48%	—	21.84%	11/30/01
Class A With Maximum Sales Charge	9.24%	19.07%	—	20.51%	11/30/01

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 11.06%.

3  The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

Credit Suisse Emerging Markets Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2007.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Emerging Markets Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended Aprill 30, 2007

Actual Fund Return	Common Class	Advisor Class	Class A
Beginning Account Value 11/1/06	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/07	$1,178.40	$1,179.90	$1,178.30
Expenses Paid per $1,000*	$10.26	$8.92	$10.26
Hypothetical 5% Fund Return
Beginning Account Value 11/1/06	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/07	$1,015.37	$1,016.61	$1,015.37
Expenses Paid per $1,000*	$9.49	$8.25	$9.49
	Common Class	Advisor Class	Class A
Annualized Expense Ratios*	1.90%	1.65%	1.90%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

Credit Suisse Emerging Markets Fund

Semiannual Investment Adviser's Report (continued)

April 30, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Emerging Markets Fund

Schedule of Investments

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS (91.1%)
Argentina (0.5%)
Energy Equipment & Services (0.5%)
Tenaris SA ADR	4,100	$190,076
TOTAL ARGENTINA		190,076
Austria (0.3%)
Energy Equipment & Services (0.3%)
C.A.T. oil AG*	3,000	94,987
TOTAL AUSTRIA		94,987
Brazil (7.2%)
Airlines (0.5%)
Gol-Linhas Aereas Inteligentes SA§	6,100	173,972
Banks (0.5%)
Unibanco - Uniao de Bancos Brasileiros SA GDR	2,000	194,120
Beverages (0.2%)
Companhia de Bebidas das Americas ADR§	1,180	67,402
Commingled Fund (0.2%)
Gafisa SA ADR*	2,271	63,588
Diversified Telecommunication Services (0.6%)
Brasil Telecom Participacoes SA	10,678,600	236,427
Electric Utilities (1.1%)
Obrascon Huarte Lain Brasil SA	13,600	209,102
Terna Participacoes SA	16,000	204,674
		413,776
Food Products (0.4%)
Cosan SA Industria e Comercio*	7,000	134,662
Internet & Catalog Retail (0.7%)
Submarino SA	6,900	246,193
Oil & Gas (2.1%)
Petroleo Brasileiro SA - Petrobras ADR	8,500	758,370
Real Estate (0.9%)
PDG Realty SA Empreendimentos e Participacoes*	48,900	339,232
TOTAL BRAZIL		2,627,742
Chile (1.7%)
Electric Utilities (0.7%)
Enersis SA ADR	13,500	255,690
Metals & Mining (0.5%)
Antofagasta PLC	18,000	190,785
Water Utilities (0.5%)
Inversiones Aguas Metropolitanas SA ADR Rule 144A‡	6,700	165,825
TOTAL CHILE		612,300

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
China (7.4%)
Automobiles (0.5%)
Dongfeng Motor Corp. Series H*	329,794	$175,022
Banks (3.2%)
China Construction Bank Series H§	845,400	511,707
Industrial & Commercial Bank of China Series H*§	1,212,500	660,493
		1,172,200
Diversified Telecommunication Services (0.3%)
China Communication Services Corporation, Ltd. Series H*	156,975	97,742
Insurance (0.9%)
China Life Insurance Company, Ltd. Series H§	101,800	312,814
Oil & Gas (1.9%)
China Petroleum & Chemical Corp. Series H§	431,100	375,416
PetroChina Company, Ltd. Series H§	295,400	331,764
		707,180
Real Estate (0.4%)
Beijing Capital Land, Ltd. Series H	385,900	164,182
New World China Land, Ltd.	100	70
		164,252
Transportation Infrastructure (0.2%)
China Communications Construction Company, Ltd. Series H*§	60,000	78,862
TOTAL CHINA		2,708,072
Colombia (0.5%)
Diversified Financials (0.5%)
Suramericana de Inversiones SA	22,283	190,723
TOTAL COLOMBIA		190,723
Czech Republic (0.6%)
Electric Utilities (0.6%)
CEZ AS	4,550	220,090
TOTAL CZECH REPUBLIC		220,090
Egypt (1.2%)
Construction & Engineering (0.6%)
Orascom Construction Industries	3,600	206,824
Diversified Telecommunication Services (0.6%)
Orascom Telecom Holding SAE	15,500	212,332
TOTAL EGYPT		419,156
Hong Kong (2.7%)
Oil & Gas (0.7%)
CNOOC, Ltd.§	320,500	275,731
Wireless Telecommunication Services (2.0%)
China Mobile (Hong Kong), Ltd.	79,800	717,358
TOTAL HONG KONG		993,089

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Hungary (0.3%)
Oil & Gas (0.3%)
Falcon Oil & Gas, Ltd.*	33,800	$101,233
TOTAL HUNGARY		101,233
India (6.0%)
Automobiles (0.5%)
Mahindra & Mahindra, Ltd.	8,700	162,495
Diversified Financials (0.6%)
ICICI Bank, Ltd. ADR§	5,700	233,244
Diversified Telecommunication Services (0.7%)
Bharti Airtel, Ltd.*	13,400	262,420
Electrical Equipment (0.4%)
Bharat Heavy Electricals, Ltd.	2,640	158,429
Gas Utilities (0.4%)
Gail India, Ltd.	20,500	146,415
Industrial Conglomerates (0.5%)
Grasim Industries, Ltd.	2,860	166,899
IT Consulting & Services (1.6%)
Infosys Technologies, Ltd. ADR§	7,600	397,860
Tata Consultancy Services, Ltd.	6,452	196,691
		594,551
Materials (0.4%)
Hindalco Industries, Ltd.	37,500	131,988
Oil & Gas (0.6%)
Cairn Energy PLC*	6,337	212,909
Wireless Telecommunication Services (0.3%)
Reliance Communication Ventures, Ltd.*	9,600	109,890
TOTAL INDIA		2,179,240
Indonesia (2.2%)
Banks (1.1%)
PT Bank Mandiri	1,187,800	396,307
Wireless Telecommunication Services (1.1%)
PT Telekomunikasi Indonesia	355,100	406,209
TOTAL INDONESIA		802,516
Israel (1.4%)
Electronic Equipment & Instruments (0.4%)
Orbotech, Ltd.*§	6,200	142,166
Insurance (0.6%)
Harel Insurance Investments, Ltd.	4,100	225,318
Pharmaceuticals (0.4%)
Teva Pharmaceutical Industries, Ltd. ADR	4,000	153,240
TOTAL ISRAEL		520,724

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Kazakhstan (0.8%)
Oil & Gas (0.8%)
KazMunaiGas Exploration Production GDR*	14,300	$296,010
TOTAL KAZAKHSTAN		296,010
Malaysia (3.1%)
Diversified Financials (1.4%)
AMMB Holdings Berhad	432,200	502,850
Food Products (1.0%)
IOI Corporation Berhad	52,100	382,182
Industrial Conglomerates (0.7%)
Genting Berhad	103,500	255,949
TOTAL MALAYSIA		1,140,981
Mexico (6.2%)
Beverages (0.6%)
Fomento Economico Mexicano SA de CV ADR	2,124	228,733
Construction Materials (0.9%)
Cemex SA de CV ADR*§	10,434	339,105
Household Durables (0.6%)
Consorcio ARA SA de CV	122,400	200,523
Metals & Mining (0.7%)
Grupo Mexico SA de CV Series B	49,949	269,717
Real Estate (0.8%)
Urbi Desarrollos Urbanos SA de CV*	66,305	277,630
Transportation Infrastructure (0.7%)
Grupo Aeroportuario del Pacifico SA de CV ADR	5,600	253,232
Wireless Telecommunication Services (1.9%)
America Movil SA de CV ADR Series L	10,100	530,553
America Movil SA de CV Series L	63,874	167,836
		698,389
TOTAL MEXICO		2,267,329
Russia (10.6%)
Banks (1.3%)
Sberbank RF	118	452,621
Industrial Conglomerates (1.3%)
Mining and Metallurgical Company Norilsk Nickel ADR	2,400	468,000
Oil & Gas (5.8%)
Gazprom	87,335	851,212
Gazprom ADR	8,050	314,825
Lukoil ADR	12,100	947,430
		2,113,467

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Russia
Semiconductor Equipment & Products (0.9%)
Sitronics GDR Rule 144A‡	31,100	$338,990
Wireless Telecommunication Services (1.3%)
OAO Vimpel Communications ADR*§	5,000	483,800
TOTAL RUSSIA		3,856,878
South Africa (8.0%)
Banks (2.1%)
FirstRand, Ltd.	101,893	361,355
Standard Bank Group, Ltd.	25,957	405,340
		766,695
Construction & Engineering (0.2%)
Group Five Ltd.	9,200	68,347
Diversified Telecommunication Services (0.5%)
Telkom South Africa, Ltd.	7,400	181,209
Electronic Equipment & Instruments (0.8%)
Reunert, Ltd.§	26,900	306,099
Food Products (0.6%)
Tiger Brands, Ltd.	7,600	212,794
Insurance (0.5%)
Liberty Group, Ltd.	14,021	182,458
Metals & Mining (2.0%)
Anglo Platinum, Ltd.§	3,000	483,245
AngloGold Ashanti, Ltd.	5,400	240,207
		723,452
Oil & Gas (1.3%)
Sasol	13,800	473,747
Specialty Retail (0.0%)
Edgars Consolidated Stores, Ltd.	30	194
TOTAL SOUTH AFRICA		2,914,995
South Korea (16.6%)
Banks (3.7%)
Kookmin Bank	9,490	849,625
Korea Exchange Bank	11,100	180,086
Shinhan Financial Group Company, Ltd.	5,908	332,739
		1,362,450
Beverages (0.9%)
Hite Brewery Company, Ltd.	2,211	311,045
Construction & Engineering (2.0%)
GS Engineering & Construction Corp.	3,510	348,174
Hyundai Development Co.	6,260	359,586
		707,760

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
South Korea
Electric Utilities (0.2%)
Korea Electric Power Corp.	1,700	$69,355
Machinery (1.0%)
Hyundai Heavy Industries Company, Ltd.	1,450	365,549
Metals & Mining (1.2%)
POSCO ADR§	4,200	439,908
Multiline Retail (2.5%)
Hyundai Department Store Company, Ltd.	3,012	308,358
Lotte Shopping Company, Ltd.	600	225,113
Shinsegae Company, Ltd.	550	374,394
		907,865
Semiconductor Equipment & Products (4.6%)
Samsung Electronics Company, Ltd.	2,750	1,682,510
Tobacco (0.5%)
KT&G Corp.	2,570	184,827
TOTAL SOUTH KOREA		6,031,269
Taiwan (10.2%)
Banks (1.0%)
Chinatrust Financial Holding Company, Ltd.	456,060	357,315
Construction Materials (1.1%)
Asia Cement Corp.	391,400	406,163
Diversified Financials (0.2%)
Fuhwa Financial Holdings Company, Ltd.*	195,900	84,296
Diversified Telecommunication Services (0.0%)
Chunghwa Telecom Company, Ltd.	20	38
Electronic Equipment & Instruments (2.4%)
Delta Electronics, Inc.	81,500	254,593
Hon Hai Precision Industry Company, Ltd.	95,364	628,927
		883,520
Food & Drug Retailing (0.8%)
President Chain Store Corp.	109,700	281,334
Food Products (0.7%)
Uni-President Enterprises Corp.	265,400	260,738
Insurance (1.1%)
Cathay Financial Holding Company, Ltd.	136,933	277,315
China Life Insurance Company, Ltd.*	244,900	104,728
		382,043
Metals & Mining (0.4%)
China Steel Corp.	140,325	158,733

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
COMMON STOCKS
Taiwan
Semiconductor Equipment & Products (2.5%)
Taiwan Semiconductor Manufacturing Company, Ltd.	444,374	$904,631
TOTAL TAIWAN		3,718,811
Thailand (1.0%)
Banks (0.8%)
Krung Thai Bank Public Company, Ltd.	424,000	132,690
Siam City Bank Public Company, Ltd.	284,200	140,841
		273,531
Real Estate (0.2%)
Land and Houses Public Company, Ltd.	460,900	91,268
TOTAL THAILAND		364,799
Turkey (2.0%)
Banks (1.4%)
Akbank T.A.S.	37,894	272,476
Turkiye Garanti Bankasi AS	48,358	233,946
		506,422
Commercial Services & Supplies (0.6%)
TAV Havalimanlari Holding AS*	25,129	213,512
TOTAL TURKEY		719,934
Zambia (0.6%)
Metals & Mining (0.6%)
First Quantum Minerals, Ltd.	3,000	208,017
TOTAL ZAMBIA		208,017
TOTAL COMMON STOCKS (Cost $20,198,386)		33,178,971
PREFERRED STOCKS (7.1%)
Brazil (7.1%)
Banks (1.5%)
Banco Bradesco SA	9,400	201,088
Banco Itau Holding Financeira SA	8,700	334,731
		535,819
Beverages (0.4%)
Companhia de Bebidas das Americas ADR	2,500	146,050
Diversified Telecommunication Services (0.3%)
Telemar Norte Leste SA Class A	5,000	117,122
Industrial Conglomerates (1.2%)
Bradespar SA	6,000	200,738
Itausa - Investimentos Itau SA	46,413	253,473
		454,211

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Schedule of Investments (continued)

April 30, 2007 (unaudited)

	Number of Shares	Value
PREFERRED STOCKS
Brazil
Metals & Mining (2.0%)
Companhia Vale do Rio Doce ADR	21,000	$717,990
Oil & Gas (1.0%)
Petroleo Brasileiro SA - Petrobras ADR	3,800	384,674
Road & Rail (0.7%)
All America Latina Logistica	20,800	242,743
TOTAL PREFERRED STOCKS (Cost $846,906)		2,598,609
RIGHTS (0.0%)
Brazil (0.0%)
Airlines (0.0%)
Gol-Linhas Aereas Inteligentes SA ADR, strike price BRL 0.00, expires 05/16/07*	265	0
TOTAL BRAZIL		0
Thailand (0.0%)
Diversified Telecommunication Services (0.0%)
True Corporation Public Company, Ltd. strike price THB 20.60, expires 04/03/08*^	191,874	0
TOTAL THAILAND		0
TOTAL RIGHTS (Cost $0)		0
SHORT-TERM INVESTMENTS (12.6%)
State Street Navigator Prime Portfolio§§	3,904,041	3,904,041
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 5/01/07	$673	673,000
TOTAL SHORT-TERM INVESTMENTS (Cost $4,577,041)		4,577,041
TOTAL INVESTMENTS AT VALUE (110.8%) (Cost $25,622,333)		40,354,621
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.8%)		(3,918,649)
NET ASSETS (100.0%)		$36,435,972

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

*  Non-income producing security.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to a value of $504,815 or 1.4% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $3,904,041 (Cost $25,622,333) (Note 2)	$40,354,621[1]
Cash	626
Foreign currency at value (cost $78,493)	78,683
Dividend and interest receivable	65,629
Receivable for fund shares sold	4,552
Prepaid expenses and other assets	21,972
Total Assets	40,526,083
Liabilities
Advisory fee payable (Note 3)	25,510
Administrative services fee payable (Note 3)	6,236
Distribution fee payable (Note 3)	9,018
Payable upon return of securities loaned (Note 2)	3,904,041
Payable for fund shares redeemed	36,054
Payable for investments purchased	34,089
Deferred foreign tax liability (Note 2)	9,856
Directors' fee payable	6,903
Other accrued expenses payable	58,404
Total Liabilities	4,090,111
Net Assets
Capital stock, $0.001 par value (Note 6)	1,758
Paid-in capital (Note 6)	64,340,223
Undistributed net investment income	65,419
Accumulated net realized loss on investments and foreign currency transactions	(42,695,140)
Net unrealized appreciation from investments and foreign currency translations	14,723,712
Net Assets	$36,435,972
Common Shares
Net assets	$33,049,702
Shares outstanding	1,592,448
Net asset value, offering price, and redemption price per share	$20.75
Advisor Shares
Net assets	$956,083
Shares outstanding	47,667
Net asset value, offering price, and redemption price per share	$20.06
A Shares
Net assets	$2,430,187
Shares outstanding	117,872
Net asset value and redemption price per share	$20.62
Maximum offering price per share (net asset value/(1-5.75%))	$21.88

1  Including $3,720,298 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Statement of Operations

For the Six Months Ended April 30, 2007 (unaudited)

Investment Income (Note 2)
Dividends	$425,582
Interest	11,264
Securities lending	7,940
Foreign taxes withheld	(38,075)
Total investment income	406,711
Expenses
Investment advisory fees (Note 3)	216,256
Administrative services fees (Note 3)	28,717
Distribution fees (Note 3)
Common Class	41,194
Class A	2,724
Transfer agent fees (Note 3)	34,629
Custodian fees	20,222
Registration fees	16,218
Legal fees	13,892
Printing fees (Note 3)	12,689
Directors' fees	11,468
Audit and tax fees	11,464
Insurance expense	1,604
Interest expense (Note 4)	1,317
Commitment fees (Note 4)	453
Miscellaneous expense	10,410
Total expenses	423,257
Less: fees waived (Note 3)	(81,988)
Net expenses	341,269
Net investment income	65,442
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments (net of Thailand Capital Gain Tax of $151)	3,092,856
Net realized loss on foreign currency transactions	(26,379)
Net change in unrealized appreciation (depreciation) from investments	2,720,311
Net change in unrealized appreciation (depreciation) from foreign currency translations	(8,576)
Net realized and unrealized gain from investments and foreign currency related items	5,778,212
Net increase in net assets resulting from operations	$5,843,654

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30,2007 (unaudited)	For the Year Ended October 31, 2006
From Operations
Net investment income	$65,442	$174,850
Net realized gain from investments and foreign currency transactions	3,066,477	8,189,774
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	2,711,735	2,137,988
Net increase in net assets resulting from operations	5,843,654	10,502,612
From Dividends
Dividends from net investment income
Common Class shares	(80,277)	(71,660)
Advisor Class shares	(4,267)	(4,938)
Class A shares	(4,949)	(1,066)
Net decrease in net assets resulting from dividends	(89,493)	(77,664)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	3,082,318	5,267,571
Reinvestment of dividends	84,287	74,368
Net asset value of shares redeemed	(6,956,127)[1]	(15,028,283)[2]
Net decrease in net assets from capital share transactions	(3,789,522)	(9,686,344)
Net increase in net assets	1,964,639	738,604
Net Assets
Beginning of period	34,471,333	33,732,729
End of period	$36,435,972	$34,471,333
Undistributed net investment income	$65,419	$89,470

1  Net of $217 of redemption fees retained by the Fund.

2  Net of $1,818 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Financial Highlights

(For a Common Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2007	For the Year Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of period	$17.65	$13.20	$10.39	$8.86	$6.43	$6.58
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.03	0.08	0.08	0.07	0.03	(0.00)[2]
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	3.12	4.40	2.79	1.46	2.40	(0.15)
Total from investment operations	3.15	4.48	2.87	1.53	2.43	(0.15)
LESS DIVIDENDS
Dividends from net investment income	(0.05)	(0.03)	(0.06)	—	—	—
REDEMPTION FEES	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]
Net asset value, end of period	$20.75	$17.65	$13.20	$10.39	$8.86	$6.43
Total return[4]	17.84%	33.99%	27.70%	17.27%	37.64%	(2.28)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$33,050	$32,000	$32,177	$32,072	$36,139	$30,769
Ratio of expenses to average net assets	1.90%[6]	1.92%	1.95%	1.95%	1.85%	1.65%
Ratio of net investment income (loss) to average net assets	0.35%[6]	0.48%	0.69%	0.72%	0.44%	(0.00)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.45%[6]	0.61%	0.57%	0.72%	0.97%	1.16%
Portfolio turnover rate	20%	70%	90%	114%	156%	145%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $(0.01) per share.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Represents less than (0.01)%.

6  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Financial Highlights

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2007	For the Year Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of period	$17.08	$12.76	$10.06	$8.56	$6.25	$6.41
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.06	0.11	0.11	0.09	0.01	(0.01)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	3.01	4.27	2.69	1.41	2.30	(0.15)
Total from investment operations	3.07	4.38	2.80	1.50	2.31	(0.16)
LESS DIVIDENDS
Dividends from net investment income	(0.09)	(0.06)	(0.10)	—	—	—
Net asset value, end of period	$20.06	$17.08	$12.76	$10.06	$8.56	$6.25
Total return[2]	17.99%	34.44%	27.96%	17.52%	36.80%	(2.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$956	$845	$1,090	$1,181	$1,183	$1,105
Ratio of expenses to average net assets	1.65%[3]	1.67%	1.70%	1.70%	2.10%	1.90%
Ratio of net investment income (loss) to average net assets	0.60%[3]	0.73%	0.94%	0.97%	0.16%	(0.19)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.45%[3]	0.61%	0.57%	0.72%	0.97%	1.19%
Portfolio turnover rate	20%	70%	90%	114%	156%	145%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Financial Highlights

(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2007	For the Year Ended October 31,
	(unaudited)	2006	2005	2004	2003	2002[1]
Per share data
Net asset value, beginning of period	$17.54	$13.11	$10.33	$8.78	$6.45	$7.14
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.04	0.07	0.09	0.03	(0.03)	0.07
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	3.09	4.39	2.75	1.52	2.36	(0.76)
Total from investment operations	3.13	4.46	2.84	1.55	2.33	(0.69)
LESS DIVIDENDS
Dividends from net investment income	(0.05)	(0.03)	(0.06)	—	—	—
Net asset value, end of period	$20.62	$17.54	$13.11	$10.33	$8.78	$6.45
Total return[3]	17.83%	34.07%	27.57%	17.65%	36.34%	(9.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,430	$1,627	$466	$216	$60	$90
Ratio of expenses to average net assets	1.90%[4]	1.92%	1.95%	1.95%	1.85%	1.65%[4]
Ratio of net investment income (loss) to average net assets	0.35%[4]	0.48%	0.77%	0.32%	(0.41)%	1.92%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.45%[4]	0.61%	0.57%	0.72%	0.97%	1.52%[4]
Portfolio turnover rate	20%	70%	90%	114%	156%	145%

1  For the period November 30, 2001 (inception date) through October 31, 2002.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Emerging Markets Fund

Notes to Financial Statements

April 30, 2007 (unaudited)

Note 1. Organization

Credit Suisse Emerging Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks growth of capital. The Fund was incorporated under the laws of the State of Maryland on December 23, 1993.

The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares, and Class A shares. Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. The Fund's Common Class shares are closed to new investors, with certain exceptions as set forth in the prospectus. Effective December 12, 2001, the Fund closed its Advisor Class to new investments, except for reinvestment of dividends. Advisor Class shareholders may continue to hold Advisor Class shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their Advisor Class shares through any available method. Class A shares are sold subject to a front-end sales charge of up to 5.75%.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities'

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2007, the Fund had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Fund's securities lending

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 2. Significant Accounting Policies

agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from the securities lending activities. During the six months ended April 30, 2007, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $123,429, of which $113,201 was rebated to borrowers (brokers). The Fund retained $7,940 in income from the cash collateral investment and SSB, as lending agent, was paid $2,288. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income is earned or gains are realized.

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. Effective October 1, 2006, the Fund pays Credit Suisse for its advisory services a fee that consists of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee"), plus or minus (2) a performance fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.20% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. During the period from October 1, 2006 through September 30, 2007, only the Base Fee will apply to the Fund. The fee adjustment will go into effect on October 1, 2007. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since October 1, 2006 until 36 months has passed, after which the measurement period will become 36 months. The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the MSCI Emerging Markets Free Index, the Fund's benchmark index (the "Index"), is 1.00% or greater (plus or minus) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). The investment performance of the Fund's Class A shares ("Class A Shares") for the performance measurement period is used to calculate the Fund's Performance Adjustment. After Credit Suisse determines whether the Fund's performance was above or below the Index by comparing the investment performance of the Class A Shares against the investment record of the Index, Credit Suisse will apply the same Performance Adjustment (positive or negative) across each other class of the Fund's shares.

The following table shows the structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Index

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

is 1.00% or greater (plus or minus) during the applicable performance measurement period.

	Annualized Return Of Class A Shares (Net of Expenses) Relative to Index	Performance Adjustment
	Over 2.00%	+0.20%
	1.00% to 2.00%	+0.10%
Base Fee plus/minus	0.00% to 1.00%	None
	0.00% to -1.00%	None
	-1.00% to -2.00%	-0.10%
	Over -2.00%	-0.20%

For the six months ended April 30, 2007, investment advisory fees earned and voluntarily waived were $216,256, and $81,988, respectively. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Fund (the "Sub-Advisers"). Credit Suisse U.K. and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net advisory fee and are not paid by the Fund.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Fund. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. For the six months ended April 30, 2007, co-administrative services fees earned by CSAMSI were $16,509. Effective December 1, 2006, the co-administration fee was reduced from an annual rate of 0.10% to 0.09%.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $12,208.

In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at the

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

annual rate of 0.25% of the average daily net assets of the Common Class and Class A shares.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from Credit Suisse. Credit Suisse is then reimbursed by the Fund. For the six months ended April 30, 2007, the Fund reimbursed Credit Suisse $14,346, which is included in the Fund's transfer agent expense.

For the six months ended April 30, 2007, CSAMSI and its affiliates advised the Fund that they retained $5,749, from commissions earned on the sale of the Fund's Class A shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months period ended April 30, 2007, Merrill was paid $14,764 for its services to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2007, the Fund had no loans outstanding under the Credit Facility. During the six months ended April 30, 2007, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$264,600	5.783%	$517,000

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) were $7,068,596, and $11,650,977, respectively.

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 5. Purchases and Sales of Securities

At October 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $25,622,333, $15,060,423, $(328,135) and $14,732,288, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue three billion full and fractional shares of capital stock, $0.001 par value per share, of which one billion are classified as Common Class shares, one billion are classified as Advisor Class shares and one billion are classified as Class A shares. Transactions in capital shares of each class of the Fund were as follows:

	Common Class
	For the Six Months Ended April 30, 2007 (unaudited)		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	79,456	$1,543,344	222,277	$3,616,446
Shares issued in reinvestment of dividends	3,917	78,033	4,674	69,883
Shares redeemed	(303,652)	(5,866,161)	(852,661)	(13,732,720)
Net decrease	(220,279)	$(4,244,784)	(625,710)	$(10,046,391)
	Advisor Class
	For the Six Months Ended April 30, 2007 (unaudited)		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares issued in reinvestment of dividends	191	$3,676	279	$4,029
Shares redeemed	(1,998)	(37,291)	(36,214)	(563,569)
Net decrease	(1,807)	$(33,615)	(35,935)	$(559,540)
	Class A
	For the Six Months Ended April 30, 2007 (unaudited)		For the Year Ended October 31, 2006
	Shares	Value	Shares	Value
Shares sold	79,603	$1,538,974	102,248	$1,651,125
Shares issued in reinvestment of dividends	130	2,578	31	456
Shares redeemed	(54,624)	(1,052,675)	(45,065)	(731,994)
Net increase	25,109	$488,877	57,214	$919,587

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 6. Capital Share Transactions

Effective March 1, 2007, the Fund imposes a 2% redemption fee on all classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

On April 30, 2007, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Common Class	3	50%
Advisor Class	3	30%
Class A	3	39%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits.

Credit Suisse Emerging Markets Fund

Notes to Financial Statements (continued)

April 30, 2007 (unaudited)

Note 8. Recent Accounting Pronouncements

Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse Emerging Markets Fund

Board Approval of Advisory Agreements (unaudited)

In approving the renewal of the current Advisory Agreement and Sub-Advisory Agreements, the Board of Directors, including the Independent Directors, at a meeting held on November 14-15, 2006, considered the following factors with respect to the Credit Suisse Emerging Markets Fund (the "Fund"):

Investment Advisory Fee Rates

The Board reviewed and considered the current contractual advisory fee with a base rate of 1.20% for the Fund plus a variable performance adjustment based upon the Fund's performance relative to its benchmark during a performance adjustment period ("Contractual Advisory Fee"), in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"). In addition, the Board noted that the compensation paid to Credit Suisse U.K. and Credit Suisse Australia ("collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Fund's shareholders.

The Board considered that it and Fund shareholders had approved a new Investment Advisory Agreement between the Fund and Credit Suisse that became effective in October 2006. Under the new agreement, the advisory fee structure for the Fund was revised to provide for a base fee for the Fund at the rate of 1.20% of the average daily net assets of the Fund (reduced from the advisory fee rate of 1.25% of the average daily net assets that had been in effect prior to that date) and a performance-based adjustment that will increase or decrease the base fee depending on whether the Fund's total return performance exceeds or lags the Fund's benchmark index, which is currently the MSCI Emerging Markets Free Index. The performance-fee adjustment ("Performance Adjustment") is calculated by applying a variable rate of up to 0.20% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period, generally 36 months. The Board noted that the Performance Adjustment of the Contractual Advisory Fee will go into effect in October 2007.

Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Credit Suisse Emerging Markets Fund

Board Approval of Advisory Agreements (unaudited) (continued)

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Fund utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse U.K. and Credit Suisse Australia given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. and Credit Suisse Australia expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Fund to obtain the best price and execution on trades in international markets.

Fund Performance

The Board received and considered the performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Emerging Markets Fund

Board Approval of Advisory Agreements (unaudited) (continued)

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationships with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationships with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

Credit Suisse Emerging Markets Fund

Board Approval of Advisory Agreements (unaudited) (continued)

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  The Contractual Advisory Fee was slightly below the median of its Expense Group and reflected a reduction from the contractual fee previously in effect for the Fund. The Board considered the fee to be reasonable.

•  The Board was aware that the Fund's performance was below most funds in the Performance Group and the Performance Universe for most periods reviewed. The Board noted that the new base fee and performance based fee structure had been adopted to more closely align Credit Suisse's interests with the interests of the Fund's shareholders, which could result in improved investment performance over time for the benefit of all shareholders. The Board would continue to monitor steps taken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

•  In light of the relatively small size of the Fund and the amount of the Contractual Advisory Fee, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Emerging Markets Fund

Privacy Policy Notice (unaudited)

Important Privacy Choices for Consumers

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

•  Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

•  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of June 5, 2007.

Credit Suisse Emerging Markets Fund

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-927-2874

•  On the Fund's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-927-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  EMK-SAR-0407

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE EMERGING MARKETS FUND, INC.

/s/ Keith M. Schappert
Name: Keith M. Schappert
Title: Chief Executive Officer
Date: July 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name: Keith M. Schappert
Title: Chief Executive Officer
Date: July 5, 2007

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: July 5, 2007